UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report: April 30, 2007
VIRCO MFG. CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-8777 (Commission File Number)	95-1613718 (IRS Employer Identification No.)

2027 Harpers Way Torrance, California (Address of principal executive offices)	90501 (Zip Code)
Registrant’s telephone number, including area code: (310) 533-0474
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
Item 3.03    Material Modification to Rights of Security Holders.
On April 30, 2007, the Company and Mellon Investor Services LLC, as successor to The Chase Manhattan Bank, entered into an amendment (the “Amendment”) to the Rights Agreement between the Company and The Chase Manhattan Bank, dated as of October 18, 1996 (the “Rights Agreement”). The Amendment, among other things, extends the term of the stock purchase rights issued under the Rights Agreement to October 25, 2016, removes the dead-hand provisions from the Rights Agreement, and formally replaces the former Rights Agent, The Chase Manhattan Bank, with its successor-in-interest, Mellon Investor Services LLC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRCO MFG. CORPORATION
(Registrant)
Date: May 2, 2007	/s/ Robert A. Virtue
(Signature)
	Name:	Robert A. Virtue
	Title:	Chief Executive Officer and Chairman of the Board of Directors

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